UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ADVANCED SERIES TRUST THE PRUDENTIAL SERIES FUND PRUDENTIAL’S GIBRALTAR FUND, INC.
(Name of Registrant as Specified In Its Charter)

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ADVANCED SERIES TRUST
THE PRUDENTIAL SERIES FUND
PRUDENTIAL'S GIBRALTAR FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW!

December 28, 2010

Dear Shareholder:

I am inviting you to vote on an important proposal relating to the management and operation of the Portfolios serving as investment options under your annuity or insurance contract. A shareholder meeting of each of the Companies identified above is scheduled for February 25, 2011. This package contains information about the proposal and includes materials you will need to vote. The Board of Directors/Trustees of each Company has nominated ten individuals for election as Directors/Trustees and has recommended that you vote in favor of all of them. Most, but not all, of the ten individuals nominated for election already serve as Directors/Trustees of each Company. Although the Directors/Trustees have determined that the election of these nominees is in your best interest, the final decision is yours.

Shareholders of each Company are being asked to approve the same slate of nominees, so in order to save money for your Company, one proxy statement has been prepared for all of the Companies listed above. The accompanying proxy statement includes information about the nominees.

Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•  By Mail.  Please complete, date and sign your voting instruction card before mailing it in the enclosed postage-paid envelope.

•  By Telephone.  Have your voting instruction card available. Call the toll-free number listed on your voting instruction card. Enter the control number from your voting instruction card. There is no charge to you for the call. Follow the recorded instructions. Votes must be entered by 11:59 p.m. on the day prior to the Meeting.

•  In Person.  By attending the Meeting and voting.

If you have any questions before you vote, please call D.F. King & Co. Inc. at 888-605-1956 toll free. They will be happy to help you understand the proposal and assist you in voting. Thank you for your participation.

Stephen Pelletier
President

ADVANCED SERIES TRUST
THE PRUDENTIAL SERIES FUND
PRUDENTIAL'S GIBRALTAR FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF JOINT SPECIAL
MEETINGS OF SHAREHOLDERS
TO BE HELD ON
February 25, 2011

To our Shareholders:

Joint meetings of the shareholders of each of the above-listed Companies (each, a Meeting) will be held at the offices of Prudential Investments LLC (PI), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey on February 25, 2011 at 10:00 a.m. Eastern Time. The purpose of the Meeting is to consider and act upon a proposal to elect ten Directors or Trustees (the Proposal).

The Meeting will be a Joint Special Meeting for each Company.

You are entitled to vote at the Meeting, and at any adjournments thereof, of each Company in which you beneficially owned shares at the close of business on December 1, 2010. If you attend the Meeting, you may vote in person. If you do not expect to attend the Meeting, please complete, date, sign and return each enclosed voting instruction card in the enclosed postage paid envelope or vote by telephone.

By order of the Boards,

Deborah A. Docs
Secretary

Dated: December 28, 2010.

VOTING INSTRUCTION CARDS FOR YOUR FUND(S) ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE TODAY BY SIGNING AND RETURNING THE ENCLOSED VOTING INSTRUCTION CARDS IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE BY TELEPHONE USING THE "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED VOTING INSTRUCTION CARDS AND FOLLOWING THE SIMPLE INSTRUCTIONS.

THE BOARD OF YOUR COMPANY RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE NOMINEES

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ADVANCED SERIES TRUST
THE PRUDENTIAL SERIES FUND
PRUDENTIAL'S GIBRALTAR FUND, INC.

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

PROXY STATEMENT
Joint Special Meeting of Shareholders
to Be Held on February 25, 2011

This proxy statement is being furnished to holders of shares of all of the above-listed investment companies (each, a Company) and their series (each, a Portfolio) in connection with the solicitation by their respective Boards of proxies to be used at joint special meetings (the Meeting) of shareholders to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on February 25, 2011 at 10:00 a.m., Eastern Time, or any adjournment or adjournments thereof. The Meeting will be a Special Meeting for each Company. This proxy statement is being first mailed to shareholders on or about December 28, 2010, and is also available at http://www.annuities.prudential.com/investor/invprospectus.

Each Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Advanced Series Trust (AST) is organized as a Massachusetts business trust. The Prudential Series Fund (PSF) is organized as a Delaware statutory trust. Prudential's Gibraltar Fund, Inc. (GIB) is organized as a Maryland corporation. AST and PSF, as trusts, have a board of trustees. GIB, as a corporation, has a board of directors. Directors and trustees serve the same oversight role.

Shares of common stock of GIB, as well as the shares of beneficial interest of AST and PSF are referred to as "Shares," the holders of the Shares are referred to as "Shareholders," each Company's board of directors or trustees is referred to as a "Board" and the directors or trustees are referred to as "Board Members" or may be collectively referred to as "Directors."

Each Company has a Board that, in addition to overseeing the actions of each Portfolio's Manager and Subadvisers, decides upon matters of general policy.

Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the manager of PSF and GIB under management agreements with each Company on behalf of each Portfolio. PI and AST Investment Services, Inc. serve as co-managers of AST under a management agreement with AST on behalf of each Portfolio. PI and, with respect to AST, both PI and AST Investment Services, Inc. are referred to as the "Manager." Shares of the Portfolios of PSF and GIB are distributed by Prudential Investment Management Services LLC (PIMS), located at 100 Mulberry Street, Newark, New Jersey 07102.

Investment subadvisory services are provided to certain of the Portfolios of AST and PSF by PI through its three affiliates: Jennison Associates LLC (Jennison), Prudential Investment Management, Inc. (PIM), and Quantitative Management Associates LLC (QMA). Jennison is located at 466 Lexington Avenue, New York, NY 10017. PIM and QMA are each located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. Investment subadvisory services are provided to GIB by Jennison. In addition, certain of the Portfolios of AST and PSF receive investment subadvisory services through various unaffiliated subadvisers. A complete list of the Subadvisers for each Portfolio of PSF and AST as of the date of this proxy statement is set forth in Exhibit A.

VOTING INFORMATION

The Companies serve as investment options under variable contracts offered by insurance companies (each, a "Participating Insurance Company"). Each contract owner is entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of each Company beneficially owned at the close of business on the record date (December 1, 2010).

In accordance with the requirements of the Securities and Exchange Commission ("SEC"), each Participating Insurance Company, as record owner of the shares of a Company, will vote the shares for which it does not receive instructions from the contract owner, beneficially owning the shares and the Participating Insurance Company will vote those shares in the same proportions as the votes cast in accordance with instructions received from contract owners. The presence at the Meeting of the Participating Insurance Companies affiliated with PI will be sufficient to constitute a quorum (because those Participating Insurance Companies own as of record more than the one-third of outstanding shares which constitutes a quorum for each Company). Therefore, this proportional voting procedure may result in a relatively small number of contract owners determining the outcome of the vote.

If a voting instruction card that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a card from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby will not be voted. Because directors are elected based on a plurality, an abstention or a non-vote will have no effect on the outcome of the vote.

If your voting instruction card is properly executed and you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board of the Company to which the proxy card relates. If any nominee should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any voting instruction card by giving another voting instruction card or by letter revoking the initial voting instruction card. To be effective your revocation must be received by the Company prior to the related Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any voting instruction card previously given.

The Proposal does not require separate voting by individual Portfolios of a Company or by separate classes of a Portfolio. Shareholders of each Company vote together on the Proposal for that Company. To the knowledge of management, the executive officers and Board Members of each Company, as a group, owned less than 1% of the outstanding Shares of each Portfolio and each Company as of December 1, 2010. The number of shares of each Portfolio outstanding as of the close of business on December 1, 2010 is shown in Exhibit B. A listing of persons who owned beneficially more than 5% of any class of the Shares of a Portfolio as of December 1, 2010 is contained in Exhibit C.

COPIES OF EACH COMPANY'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF THE ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE COMPANY AT GATEWAY CENTER THREE, 100 MULBERRY STREET, 4TH FLOOR, NEWARK, NEW JERSEY 07102, OR BY CALLING 1-800-225-1852 (TOLL FREE).

THE PROPOSAL TO ELECT DIRECTORS OR TRUSTEES

DISCUSSION

The Board of each Company has nominated the ten individuals identified below for election to each Company's Board. Pertinent information about each nominee is set forth below. Each of the nominees has consented to being named in this proxy statement, and has indicated a willingness to serve if elected. AST and PSF, as trusts, have a board of trustees. GIB, as a corporation, has a board of directors. Directors and trustees serve the same oversight role and are referred to collectively as Board Members or Directors.

Board Members who are not "interested persons" of a Company (as defined in the Investment Company Act of 1940 (the 1940 Act)) are referred to as Independent Board Members or Independent Directors. Board Members who are "interested persons" (as defined in the 1940 Act) of a Company are referred to as Interested Board Members or Interested Directors.

Three individuals have been nominated to serve as Interested Directors: Stephen Pelletier, Timothy S. Cronin, and Robert F. Gunia. Mr. Pelletier currently serves as the President of each Company, and serves as an Interested Director of AST and GIB. Mr. Cronin currently serves as Vice President of each Company, and serves as an Interested Director of AST and GIB. Mr. Gunia currently serves as an Interested Director of AST, PSF and GIB. Mr. Pelletier and Mr. Cronin are employees of Prudential Financial, Inc. or its affiliates and therefore are referred to as Management Interested Directors. Mr. Gunia is no longer an employee of Prudential Financial, Inc. or its affiliates due to his retirement and therefore is referred to as a Non-Management Interested Director.

Seven individuals have been nominated to serve as Independent Directors. Six of the nominees for Independent Director currently serve as Independent Directors of AST, PSF and GIB.

The Board of AST is currently composed of three Interested Directors and six Independent Directors. The Board of PSF is currently composed of one Interested Director and six Independent Directors. The Board of GIB is currently composed of three interested Directors and six Independent Directors. The Chair of the Board of each Company is Thomas T. Mooney, who is an Independent Director. If all of the individuals nominated for election are elected by shareholders, the Board of each Company will be comprised of seven Independent Directors and three Interested Directors.

Section 16 of the 1940 Act effectively requires that at least 2/3 of the members of a mutual fund's board be elected by shareholders. The last time that shareholders of PSF, AST and GIB elected Board Members was in 2001, 2003 and 2003, respectively. Since then, as a result of retirements and subsequent appointments of new Board Members, each Company either has or soon will approach its statutory limitation under the 1940 Act and can no longer appoint additional Board Members without a shareholder vote. Further, with the pending retirement of certain Independent Directors in coming years, the Board has concluded that it is prudent to add an Independent Director at this time.

In order to assure the continuity and uninterrupted functioning of the Board of each Company, and to allow each Board to appoint new members in the future as circumstances and conditions may warrant, each Company's current Directors believes that it is appropriate for shareholders to elect a new Board for each Company covered by this proxy statement. By electing the nominees, shareholders will enable the addition of a new Director to facilitate the Board's transition through retirements and the Directors of each Company will have the flexibility necessary to appoint new members in the future in compliance with the requirements of the 1940 Act.

If elected, all nominees will hold office until the earlier to occur of: (a) the next meeting of shareholders of the Company at which Board Members are elected and until their successors are elected and qualified; or (b) until their terms expire in accordance with each Company's retirement policy; or (c) until they resign or are removed as permitted by law. Each Company's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 78. The Governance Committee of the Board, however, may recommend to the Board the extension of a Director's service for a one-year term, which the Board can continue to renew annually for additional one-year periods.

Any Director may be removed by the holders of not less than a majority of the Company's outstanding Shares entitled to vote on the election of Directors. In the event of a vacancy on the Board, the remaining Directors will fill such vacancy by appointing another Director, so long as immediately after such appointment, at least 2/3 of the Directors have been elected by shareholders.

The Board of each Company met six times during the twelve months ended December 31, 2009. Each incumbent Director attended each of these meetings, with the exception of Stephen Pelletier, who attended four meetings. It is expected that the Directors will meet at least four times a year at regularly scheduled meetings. The number of Board meetings held during each Company's most recent fiscal year is set forth in Exhibit F.

None of the nominees is related to another. None of each Company's Independent Directors nor persons nominated to become Independent Directors owns shares of Prudential Financial, Inc. or its affiliates.

The name, age, current Board position, business experience and address of each Independent Director nominee and each Interested Director nominee (each a

"Nominee"), as well as information regarding their service on the boards of other mutual funds in the Prudential mutual fund complex, is as follows:

PROPOSED INDEPENDENT DIRECTOR NOMINEES*

Susan Davenport Austin (Age: 43) | Proposed New Director

Principal Occupation(s) During Past Five Years: Senior Vice President and Chief Financial Officer (Since 2007) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Member of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors of the National Association of Broadcasters Education Foundation (Since 2010); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).

No. of Portfolios Currently Overseen: 0

No. of Portfolios To Be Overseen if Elected: 80

Other Directorships Held**: None

Saul K. Fenster, Ph.D. (Age: 77) | Director of AST, PSF & GIB | Joined AST Board in 2003 | Joined PSF Board in 1983 | Joined GIB Board in 1985

Principal Occupation(s) During Past Five Years: President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

No. of Portfolios Currently Overseen: 80

No. of Portfolios To Be Overseen if Elected: 80

Other Directorships Held**: Formerly Director (2000-2006) of IDT Corporation.

Delayne Dedrick Gold (Age: 72) | Director of AST, PSF & GIB | Joined AST Board in 2003 | Joined PSF Board in 2001 | Joined GIB Board in 2003

Principal Occupation(s) During Past Five Years: Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

No. of Portfolios Currently Overseen: 80

No. of Portfolios To Be Overseen if Elected: 80

Other Directorships Held: None

W. Scott McDonald, Jr. (Age: 73) | Director of AST, PSF & GIB, & Vice-Chairman | Joined AST Board in 2003 | Joined PSF Board in 1983 | Joined GIB Board in 1985

Principal Occupation(s) During Past Five Years: Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.

No. of Portfolios Currently Overseen: 80

No. of Portfolios To Be Overseen if Elected: 80

Other Directorships Held**: None

Thomas T. Mooney (Age: 69) | Director of AST, PSF & GIB, & Chairman | Joined AST Board in 2003 | Joined PSF Board in 2001 | Joined GIB Board in 2003

Principal Occupation(s) During Past Five Years: Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).

No. of Portfolios Currently Overseen: 80

No. of Portfolios To Be Overseen if Elected: 80

Other Directorships Held**: None

Thomas M. O'Brien (Age: 60) | Director of AST, PSF & GIB | Joined AST Board in 1992 | Joined PSF Board in 2003 | Joined GIB Board in 2003

Principal Occupation(s) During Past Five Years: President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

No. of Portfolios Currently Overseen: 80

No. of Portfolios To Be Overseen if Elected: 80

Other Directorships Held**: Director (since April 2008) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

F. Don Schwartz (Age: 75) | Director of AST, PSF & GIB | Joined AST Board in 1992 | Joined PSF Board in 2003 | Joined GIB Board in 2003

Principal Occupation(s) During Past Five Years: Independent Management/Marketing Consultant (since 2002); formerly CEO and President of AceCo, Inc. (1985-2001) (consulting firm specializing in universal/variable life and variable annuity products); formerly Vice President of The Equitable Life Assurance Society; formerly Guest Insurance Professor at the American College, Louisiana State University, Alabama State University and the Insurance Marketing Institute; Advisor to several state insurance commissioners; a Chartered Life Underwriter, Chartered Financial Consultant and Fellow of the Life Insurance Management Institute.

No. of Portfolios Currently Overseen: 80

No. of Portfolios To Be Overseen if Elected: 80

Other Directorships Held**: None.

PROPOSED INTERESTED DIRECTOR NOMINEES*

Stephen Pelletier (Age: 57) | Director of AST & GIB | President of AST, PSF & GIB | Joined AST Board in 2008 | Joined GIB Board in 2008

Principal Occupation(s) During Past Five Years: President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).

No. of Portfolios Currently Overseen: 61

No. of Portfolios To Be Overseen if Elected: 80

Other Directorships Held**: None

Timothy S. Cronin (Age: 45) | Director of AST & GIB | Vice President of AST, PSF & GIB | Joined AST Board in 2009 | Joined GIB Board in 2009

Principal Occupation(s) During Past Five Years: Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).

No. of Portfolios Currently Overseen: 61

No. of Portfolios To Be Overseen if Elected: 80

Other Directorships Held**: None.

Robert F. Gunia (Age: 64) | Director of AST, PSF & GIB | Joined AST Board in 2003 | Joined PSF Board in 2001 | Joined GIB Board in 2003

Principal Occupation(s) During Past Five Years: Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.

No. of Portfolios Currently Overseen: 80

No. of Portfolios To Be Overseen if Elected: 80

Other Directorships Held**: Director (since May 1989) of The Asia Pacific Fund, Inc.

*  The address of each nominee is c/o Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

**  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

BOARD LEADERSHIP STRUCTURE AND QUALIFICATIONS OF THE NOMINEES

The Board is responsible for oversight of each Company and its Portfolios. Each Company has engaged the Manager to manage the Company on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Company. The Board of AST and GIB is currently composed of nine members, six of whom are Independent Directors. The Board of PSF is currently composed of seven members, six of whom are Independent Board Members. One current Board Member is no longer an employee of the Manager or its affiliates but does not currently meet the requirements for an Independent Director, and therefore is referred to as a Non-Management Interested Director. There are also two Directors who are employed by the Manager and therefore are referred to as Management Interested Directors. Those two Management Interested Directors currently serve on the Board of AST and GIB, but they have not been added to the Board of PSF because of the 1940 Act percentage limitations on adding Directors without shareholder approval.

The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As further described in "Standing Committees" below, the Board has established three standing committees — Audit, Compliance and Governance — and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an Independent Director. As Chair, this Independent Director leads the Board in its activities. Also, the Chair acts as a member or an ex-officio member of each standing committee and any ad hoc committee of the Board of Directors. The Board is vice chaired by an Independent Director. As Vice-Chair, this Independent Director will, in the absence of the Chair, lead the Board in its activities. The Directors have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone as to the relationships between the Companies, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board has concluded that, based on each Nominee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Nominees, each Nominee should serve as a Board Member. Among other attributes common to all Nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Company, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, for

Directors presently serving on the Board, the Board has taken into account the actual service and commitment of the Board members during their tenure in concluding that each should continue to serve. A Nominee's ability to perform his or her duties effectively may have been attained through a Nominee's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Fund, other funds managed by PI or its affiliates, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Nominee that led the Board to conclude that he or she should serve as a Board Member.

Ms. Gold and Messrs. Fenster, McDonald, Mooney, O'Brien and Schwartz have each served for more than 10 years as a Board Member of mutual funds advised by the Manager or its predecessors, including some or all of the following funds: AST, PSF, GIB and/or other mutual funds advised by PI or its predecessors. In addition, Messrs. Fenster and McDonald have more than 20 years of experience in senior leadership positions at institutions of higher learning. Ms. Gold has more than 20 years of experience in the financial services industry. Mr. Mooney has served for more than 30 years in senior leadership positions with municipal organizations and other companies. Mr. O'Brien has more than 25 years of experience in senior leadership positions in the banking industry. Mr. Schwartz has more than 30 years experience as a management consultant including in the financial services industry, and additional experience in the insurance industry. Messrs. Fenster, Mooney and O'Brien have served on boards of other entities. Mr. Gunia has served for more than 10 years as a Board Member of mutual funds advised by the Manager or its predecessors. In addition, Mr. Gunia served in senior leadership positions for 28 years with the Manager and its affiliates and predecessors. Ms. Austin currently serves as a director and as Senior Vice President and Chief Financial Officer of Sheridan Broadcasting Corporation and President of the Sheridan Gospel Network. In addition to her experience in senior leadership positions with private companies, Ms. Austin has more than 10 years of experience in the investment banking industry. Mr. Pelletier, who has served as an Interested Director and/or President of the Companies and other funds advised by the Manager since 2008, is President of Prudential Annuities. Mr. Cronin, an Interested Director and/or officer of the Companies and other funds advised by the Manager, has held senior positions with Prudential Financial, Inc. (and American Skandia, which was purchased by Prudential Financial) since 1998.

Specific details about each Director's professional experience are set forth in the professional biography tables, above.

In recommending the nomination of each Director nominee, the Board considered, among other things, the individual's background, skills and experience and whether these complemented the background, skills and experience of the other nominees and contributed to the diversity of the Board.

Risk Oversight

Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Companies. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, sub-advisers, the Companies' Chief Compliance Officer, the Companies' independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Companies and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Companies resides with the Manager and other service providers to the Companies. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Companies can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Companies or the Manager, its affiliates or other service providers.

SHARE OWNERSHIP TABLE — INDEPENDENT DIRECTOR NOMINEES

Information relating to each Nominee's share ownership as of the most recently completed calendar year is set forth in the charts below. The Board has adopted a policy to encourage each Director, to the extent it is financially suitable, to maintain investments, either directly or beneficially, in the Portfolios (or other funds advised by the Manager) that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Portfolios.

Nominee	Dollar Range of Securities in each of AST, PSF, GIB	Aggregate Dollar Range of Securities in all Registered Investment Companies Advised by PI
Susan Davenport Austin	None	None
Saul K. Fenster	None	Over $100,000
Delayne Dedrick Gold	None	Over $100,000
W. Scott McDonald, Jr.	None	Over $100,000
Thomas T. Mooney	None	Over $100,000
Thomas M. O'Brien	None	Over $100,000
F. Don Schwartz	None	Over $100,000

SHARE OWNERSHIP TABLE — INTERESTED DIRECTOR NOMINEES

Nominee	Dollar Range of Securities in each of AST, PSF, GIB	Aggregate Dollar Range of Securities in all Registered Investment Companies Advised by PI
Stephen Pelletier	None	Over $100,000
Timothy S. Cronin	None	$50,001 - $100,000
Robert F. Gunia	PSF Stock	Over $100,000
Index Portfolio $10,001-$50,000
PSF Equity Portfolio $1-$10,000
PSF Jennison Portfolio $1-$10,000
PSF Global Portfolio $1-$10,000

None of the Independent Director Nominees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of a Company or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Company as of December 31, 2009.

Information concerning Company officers is set forth in Exhibit D.

DIRECTOR COMPENSATION

As of January 1, 2011, each Independent Director and Non-Management Interested Director will receive an annual retainer of $210,000 from all Companies in the aggregate. The annual retainer for the calendar year ending December 31, 2010 was $195,000. The Independent Director who serves as the Chair of each Company's Board receives an additional annual aggregate retainer of $70,000. In addition, the Independent Directors and Non-Management Interested Directors who are members of a Company's Audit, Governance or Compliance Committees receive an annual aggregate retainer of $20,000 for their service on the Committees, except that the Chair of each Committee receives an annual aggregate retainer of $40,000. Independent Directors and Non-Management Interested Directors receive reimbursement for any expenses incurred in attending meetings and for other incidental expenses.

The Management Interested Directors, who are Messrs. Cronin and Pelletier, do not receive any compensation from the Companies, and they do not receive any pension or retirement benefits for their service as Directors.

Set forth below is information describing the aggregate compensation paid by each Company for each Company's most recently completed fiscal year and by the fund complex for the calendar year ended December 31, 2009 to each of the Independent Director Nominees and Non-Management Interested Director Nominees for his/her services. Aggregate compensation numbers shown are for the calendar year ended December 31, 2009, the last full calendar year for which aggregate compensation numbers are available. We do not expect any material difference in the aggregate compensation numbers for the calendar year ending December 31, 2010, although the aggregate compensation figures for the calendar year ending December 31, 2010 will reflect an increase in the annual retainer which became effective as of January 1, 2010.

COMPENSATION PAID TO NOMINEES

Nominee	Fund	Fiscal Year Compensation Paid by Fund to Nominee	Calendar Year Aggregate Compensation Paid by Fund & Fund Complex to Nominee(1)
Susan Davenport Austin	PSF	None	None
	AST	None	None
	GIB	None	None
Saul K. Fenster	PSF	$74,890	$220,000 (3/81)(2)
	AST	$143,350	$220,000 (3/81)(2)
	GIB	$1,500	$220,000 (3/81)(2)
Delayne Dedrick Gold	PSF	$74,890	$220,000 (3/81)(2)
	AST	$143,350	$220,000 (3/81)(2)
	GIB	$1,500	$220,000 (3/81)(2)
Robert F. Gunia(3)	PSF	$8,970	$30,000 (3/81)(2)
	AST	$21,950	$30,000 (3/81)(2)
	GIB	$230	$30,000 (3/81)(2)
W. Scott McDonald, Jr.(4)	PSF	$82,240	$240,000 (3/81)(2)
	AST	$155,900	$240,000 (3/81)(2)
	GIB	$1,560	$240,000 (3/81)(2)
Thomas T. Mooney(4)	PSF	$93,220	$270,000 (3/81)(2)
	AST	$174,790	$270,000 (3/81)(2)
	GIB	$1,630	$270,000 (3/81)(2)
Thomas M. O'Brien(4)	PSF	$82,240	$240,000 (3/81)(2)
	AST	$155,900	$240,000 (3/81)(2)
	GIB	$1,560	$240,000 (3/81)(2)

Nominee	Fund	Fiscal Year Compensation Paid by Fund to Nominee	Calendar Year Aggregate Compensation Paid by Fund & Fund Complex to Nominee(1)
F. Don Schwartz(4)	PSF	$67,640	$200,000 (3/81)(2)
	AST	$130,710	$200,000 (3/81)(2)
	GIB	$1,440	$200,000 (3/81)(2)

(1)  Compensation relates to Portfolios that were in existence during 2009.

(2)  Number of Portfolios represents those in existence as of December 31, 2009 and excludes Portfolios that have merged or liquidated during the year.

(3)  The Companies commenced paying Mr. Gunia compensation when he became a Non-Management Interested Director, which was on/about October 22, 2009.

(4)  Earnings stated above exclude earnings in 2009 on deferred compensation balances, for Directors who had deferred their fees in 2009 or earlier: W. Scott McDonald, Jr.: $26,941, Thomas T. Mooney: $164,601; Thomas M. O'Brien: $357,558, F. Don Schwartz: $37,014.

STANDING COMMITTEES

Board Committees.  The Board has established three standing committees in connection with governance of each Company — Audit, Compliance and Governance. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee.  The Audit Committee consists of Mr. O'Brien (chair), Ms. Gold and Mr. Mooney. The Board has determined that each member of the Audit Committee is not an "interested person" of the Companies as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Company's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Company's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Companies. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Companies, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Companies. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee Charter is attached as Exhibit E below. The number of Audit Committee meetings held during the Companies' most recently completed fiscal year is set forth in Exhibit F below.

Compliance Committee.  The Compliance Committee consists of Mr. McDonald (chair), Ms. Gold, Mr. O'Brien, Mr. Gunia and Mr. Mooney (ex-officio). The Compliance Committee serves as a liaison between the Board and the Companies' Chief Compliance Officer (CCO). The Compliance Committee is responsible for considering, in consultation with the Board's Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The Compliance Committee is also responsible for considering, when requested by the CCO, the CCO's recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Companies' expense, the Compliance Committee will evaluate with the CCO which third party to recommend to the Board as well as the appropriate scope of the work. The number of Compliance Committee meetings held during the Companies' most recently completed fiscal year is set forth in Exhibit F below.

Governance Committee.  The Governance Committee of the Board is responsible for nominating Directors and making recommendations to the Board concerning Board composition, committee structure and governance, director compensation and expenses, director education, and governance practices. The members of the Governance Committee are Mr. Fenster (Chair), Mr. McDonald, Mr. Schwartz and Mr. Mooney (ex-officio). The Board has determined that each member of the Governance Committee is not an "interested person" of the Companies as defined in the 1940 Act. The number of Governance Committee meetings held during the Companies' most recently completed fiscal year is set forth in Exhibit E below. The Governance Committee charter is attached as Exhibit G below.

The Governance Committee is responsible for considering nominees for Directors at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" of the Companies as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules.

The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance Committee (Saul K. Fenster), in either case in care of the Companies, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the 1940 Act; any other information that the Company would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Company shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Manager) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Companies' outside legal counsel may cause a person to be deemed an "interested person." Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire, which is designed to elicit information which must be disclosed under SEC rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

A shareholder who wishes to communicate directly with the Board may write to the Chair of the Board (Thomas T. Mooney) in care of the Companies, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. A shareholder who wishes to communicate directly with an individual Director may write to that Director in care of the Companies, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Such communications to the Board or an individual Director are not screened before being delivered to the addressee.

AUDIT FEES

The aggregate fees billed by KPMG for professional services rendered for the audit of each Company's annual financial statements for each of its two most recently completed fiscal years is set forth in Exhibit H below.

AUDIT-RELATED FEES

For each Company's two most recent fiscal years, KPMG did not bill any fees related to the performance of the audit or review of financial statements, but that are not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

TAX FEES

For each Company's two most recent fiscal years, KPMG did not bill any fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

ALL OTHER FEES

For each Company's two most recent fiscal years, KPMG did not bill any fees for products and services provided to the Companies other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

The charter of each Audit Committee requires that the Audit Committee approve all audit services and any permitted non-audit services to be provided by KPMG directly to the Company. Each Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by KPMG to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Companies ("Affiliated Service Providers"), provided that the engagement of KPMG relates directly to the operation and financial reporting of the Company.

The Audit Committee of each Company has adopted policies and procedures with regard to the pre-approval of services. The Audit Committee is charged with the responsibility to monitor the independence of the Company's independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

•  a review of the nature of the professional services expected to be provided,

•  a review of the safeguards put into place by the accounting firm to safeguard independence, and

•  periodic meetings with the accounting firm.

For each Company's two most recent fiscal years, there were no fees paid for non-audit services to the Company's Manager and Affiliated Service Providers for which pre-approval by the Audit Committee was required, or for which pre-approval was not required.

Each Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Affiliated Service Providers that were not pre-approved is compatible with maintaining KPMG's independence. All services provided by KPMG to each Company, the Manager or Affiliated Service Providers that were required to be pre-approved were pre-approved as required.

PROXY COSTS

With respect to PSF and GIB, all of the costs of the Meeting, including printing, postage, voting tabulation and other proxy-related expenses, will be borne by PSF and GIB. With respect to AST, all of the costs of the Meeting, including printing, postage, voting tabulation and other proxy-related expenses will be paid by Participating Insurance Companies out of the administrative fee that AST already pays to Participating Insurance Companies. Costs will be allocated among PSF, GIB and AST proportionally.

REQUIRED VOTE

The nominees receiving the affirmative vote of a plurality, in the case of each Company, of the votes cast will be elected, provided a quorum is present.

EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES.

SHAREHOLDER PROPOSALS

The Companies will not be required to hold meetings of shareholders, unless, for example, the election of Board Members is required to be acted on by shareholders under the 1940 Act. It is the present intention of the Board of each Company not to hold annual meetings of shareholders unless such shareholder action is required.

Any shareholder who wishes to submit a proposal to be considered at a Company's next meeting of shareholders should send the proposal to that Company at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102. In order to be included in the proxy statement and voting instruction card for a meeting, or be brought before such meeting, the proposal must be received by the

Company within a reasonable time before the Company begins to print and send its proxy materials.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Company's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the Participating Insurance Companies will vote according to their best judgment in the interest of each Company, respectively.

Deborah A. Docs
Secretary

December 28, 2010

It is important that you execute and return ALL of your voting instruction cards promptly.

INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A  Subadvisers for PSF & AST

Exhibit B  Outstanding Shares (as of Record Date)

Exhibit C  Five Percent Shareholders (as of Record Date)

Exhibit D  Officer Information

Exhibit E  Audit Committee Charter

Exhibit F  Board & Board Committee Meetings

Exhibit G  Governance Committee Charter

Exhibit H  Audit Fees

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Exhibit A

Subadvisers for Portfolios of PSF:

Portfolio	Subadviser
Conservative Balanced	QMA, PIM

Diversified Bond	PIM

Equity	Jennison

Flexible Managed	QMA, PIM

Global	• William Blair & Company, LLC

• LSV Asset Management LLC

• Marsico Capital Management

• T. Rowe Price Associates, Inc.

• QMA

Government Income	PIM

High Yield Bond	PIM

Jennison	Jennison

Jennison 20/20 Focus	Jennison

SP Growth Asset Allocation	QMA

Money Market	PIM

Natural Resources	Jennison

Small Capitalization Stock	QMA

Stock Index	QMA

Value	Jennison

SP International Growth	• William Blair & Company, LLC

• Marsico Capital Management LLC

SP International Value	• LSV Asset Management

• Thornburg Investment Management, Inc.

SP Prudential U.S. Emerging Growth	Jennison

SP Small Cap Value	• Goldman Sachs Asset Management, L.P.

• ClearBridge Advisors LLC

Subadvisers for Portfolios of AST:

Portfolio	Subadviser
AST Academic Strategies	• QMA

Asset Allocation	• Jennison Associates LLC

• Prudential Bache Asset Management Inc.

• Pacific Investment Management Company LLC (PIMCO)

• Mellon Capital Management

• First Quadrant

• Alpha Simplex

• AQR Capital Management LLC

• CNH Partners LLC

AST Advanced Strategies	• QMA

• Marsico Capital Management LLC

• T. Rowe Price Associates, Inc.

• William Blair & Company LLC

• LSV Asset Management

• PIMCO

AST Aggressive Asset Allocation	QMA

AST AllianceBernstein Core Value	AllianceBernstein, L.P.

AST AllianceBernstein Growth and Income	AllianceBernstein, L.P.

AST American Century Income & Growth	American Century Investment Management, Inc.

AST Balanced Asset Allocation	QMA

AST Bond Portfolio 2015	PIM

AST Bond Portfolio 2016	PIM

AST Bond Portfolio 2017	PIM

AST Bond Portfolio 2018	PIM

AST Bond Portfolio 2019	PIM

AST Bond Portfolio 2020	PIM

AST Bond Portfolio 2021	PIM

AST Capital Growth Asset Allocation Portfolio	QMA

Portfolio	Subadviser
AST CLS Growth Asset Allocation	CLS Investments, LLC

AST CLS Moderate Asset Allocation	CLS Investments, LLC

AST Cohen & Steers Realty	Cohen & Steers Capital Management, Inc.

AST Federated Aggressive Growth	Federated Equity Management Co. of Pennsylvania

AST FI Pyramis® Asset Allocation Portfolio	Pyramis Global Advisors, LLC

AST First Trust Balanced Target	First Trust Advisors L.P.

AST First Trust Capital Appreciation Target	First Trust Advisors L.P.

AST Global Real Estate	Prudential Real Estate Investors, a business unit of PIM

AST Goldman Sachs Concentrated Growth	Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Mid-Cap Growth	Goldman Sachs Asset Management, L.P.

AST Goldman Sachs Small-Cap Value	Goldman Sachs Asset Management, L.P.

AST High Yield	• PIM

• J.P. Morgan Investment Management, Inc.

AST Horizon Growth Asset Allocation	Horizon Investments, LLC

AST Horizon Moderate Asset Allocation	Horizon Investments, LLC

AST International Growth	• William Blair & Company • Marsico Capital Management, LLC

AST International Value	• LSV Asset Management

• Thornburg Investment Management, Inc.

AST Investment Grade Bond	PIM

AST Jennison Large-Cap Growth	Jennison

Portfolio	Subadviser
AST Jennison Large-Cap Value	Jennison

AST JPMorgan International Equity	J.P. Morgan Investment Management Inc.

AST JPMorgan Strategic Opportunities	J.P. Morgan Investment Management Inc.

AST Large-Cap Value	• Hotchkis and Wiley Capital Management, LLC

• Eaton Vance Management

AST Lord Abbett Bond-Debenture	Lord, Abbett & Co. LLC

AST Marsico Capital Growth	Marsico Capital Management LLC

AST MFS Global Equity	Massachusetts Financial Services Company

AST MFS Growth	Massachusetts Financial Services Company

AST Mid-Cap Value	• WEDGE Capital Management, LLP • EARNEST Partners LLC

AST Money Market	PIM

AST Neuberger Berman Mid-Cap Growth	Neuberger Berman Management LLC

AST Neuberger Berman / LSV Mid-Cap Value	• Neuberger Berman Management LLC • LSV Asset Management

AST Neuberger Berman Small-Cap Growth	Neuberger Berman Management LLC

AST Parametric Emerging Markets Equity	Parametric Portfolio Associates

AST PIMCO Limited Maturity Bond	PIMCO

AST PIMCO Total Return Bond	PIMCO

AST Preservation Asset Allocation	QMA

AST QMA US Equity Alpha	QMA

Portfolio	Subadviser
AST Schroders Multi-Asset World Strategies	• Schroder Investment Management North America Inc.

• Schroder Investment Management North America Limited

AST Small-Cap Growth	Eagle Asset Management Inc.

AST Small-Cap Value	• J.P. Morgan Investment Management, Inc.

• Lee Munder Capital Group LLC

• ClearBridge Advisors, LLC

AST T. Rowe Price Asset Allocation	T. Rowe Price Associates, Inc.

AST T. Rowe Price Global Bond	T. Rowe Price International, Inc.

AST T. Rowe Price Large-Cap Growth	T. Rowe Price Associates, Inc.

AST T. Rowe Price Natural Resources	T. Rowe Price Associates, Inc.

AST Value	BlackRock Investment Management, LLC

AST Western Asset Core Plus Bond	• Western Asset Management Company

• Western Asset Management Company Limited

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Exhibit B

OUTSTANDING SHARES (AS OF RECORD DATE)

The close of business on December 1, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Information as to the number of outstanding Shares for each Portfolio as of the record date is set forth below.

THE PRUDENTIAL SERIES FUND

Portfolio	Shares Outstanding
MONEY MARKET	113,711,321.184

DIVERSIFIED BOND	130,332,328.829

GOVERNMENT INCOME	33,352,377.766

CONSERVATIVE BALANCED	140,831,770.461

FLEXIBLE MANAGED	197,499,971.556

HIGH YIELD	415,421,447.144

STOCK INDEX	73,016,542.654

VALUE—Class I	84,744,473.368

VALUE—Class II	409,111.484

EQUITY—Class I	135,052,587.904

EQUITY—Class II	77,282.772

JENNISON—Class I	58,995,506.711

JENNISON—Class II	1,464,119.896

SMALL CAP	34,159,895.128

GLOBAL	35,260,206.602

NATURAL RESOURCES—Class I	26,669,885.978

NATURAL RESOURCES—Class II	2,031,976.111

20/20 FOCUS—Class I	4,350,310.480

20/20 FOCUS—Class II	31,627,091.983

SP INTERNATIONAL VALUE	31,056,788.972

GROWTH ASSET ALLOCATION	91,753,743.512

SP INTERNATIONAL GROWTH—Class I	31,683,468.625

Portfolio	Shares Outstanding
SP INTERNATIONAL GROWTH—Class II	2,013,428.281

SP U.S. EMERGING GROWTH—Class I	31,240,635.711

SP U.S. EMERGING GROWTH—Class II	40,605.343

SP SMALL CAP VALUE	19,003,552.266

ADVANCED SERIES TRUST

Portfolio	Shares Outstanding
AST JP MORGAN INTERNATIONAL EQUITY	17,363,106.551

AST ALLIANCEBERNSTEIN GROWTH AND INCOME	56,529,929.961

AST GOLDMAN SACHS CONCENTRATED GROWTH	71,962,758.939

AST MONEY MARKET	3,024,132,136.430

AST NEUBERGER-BERMAN/LSV MID CAP VALUE	35,073,033.318

AST JP MORGAN STRATEGIC OPPORTUNITIES	157,133,452.985

AST HIGH YIELD	180,644,649.405

AST T. ROWE PRICE ASSET ALLOCATION	196,977,197.041

AST PIMCO TOTAL RETURN BOND	805,776,731.997

AST LARGE CAP VALUE	280,176,274.725

AST SMALL CAP GROWTH	30,770,598.425

AST T. ROWE PRICE GLOBAL BOND	38,094,351.751

AST NEUBERGER BERMAN MID-CAP GROWTH	31,796,930.177

AST INTERNATIONAL VALUE	135,719,929.464

AST T. ROWE PRICE NATURAL RESOURCES	42,371,295.583

AST PIMCO LIMITED MATURITY BOND	91,268,412.067

AST T. ROWE PRICE LARGE-CAP GROWTH	126,709,939.352

AST INTERNATIONAL GROWTH	240,120,064.961

AST AMERICAN CENTURY INCOME AND GROWTH	20,345,950.689

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES	191,063,331.480

AST SMALL CAP VALUE PORTFOLIO	77,713,965.351

Portfolio	Shares Outstanding
AST GOLDMAN SACHS SMALL-CAP VALUE	25,100,626.085

AST MARSICO CAPITAL GROWTH	133,531,029.103

AST QMA US EQUITY ALPHA	29,969,668.324

AST COHEN & STEERS REALTY	88,073,522.316

AST NEUBERGER BERMAN SMALL-CAP GROWTH	15,680,061.801

AST MFS GROWTH	188,804,121.312

AST MFS GLOBAL EQUITY	21,601,884.613

AST GOLDMAN SACHS MID CAP GROWTH	119,588,585.829

AST FEDERATED AGGRESSIVE GROWTH	71,806,011.942

AST MID-CAP VALUE	34,496,832.522

AST VALUE	171,749,283.976

AST LORD ABBETT BOND-DEBENTURE	38,468,241.404

AST ALLIANCEBERNSTEIN CORE VALUE	28,116,475.003

AST PRESERVATION ASSET ALLOCATION	451,134,089.423

AST BALANCED ASSET ALLOCATION	608,404,512.115

AST ACADEMIC STRATEGIES ASSET ALLOCATION	616,255,792.169

AST CAPITAL GROWTH ASSET ALLOCATION	755,899,173.730

AST AGGRESSIVE ASSET ALLOCATION	51,698,475.987

AST FIRST TRUST CAPITAL APPRECIATION TARGET	391,891,303.441

AST FIRST TRUST BALANCED TARGET	276,176,701.303

AST ADVANCED STRATEGIES	305,799,087.184

AST CLS GROWTH ASSET ALLOCATION	137,995,335.548

AST CLS MODERATE ASSET ALLOCATION	187,816,711.378

AST HORIZON GROWTH ASSET ALLOCATION	119,741,176.560

AST HORIZON MODERATE ALLOCATION	152,383,049.367

AST FI PYRAMIS® ASSET ALLOCATION	73,367,279.268

AST WESTERN ASSET CORE PLUS BOND	287,181,767.122

AST GLOBAL REAL ESTATE	45,729,352.494

Portfolio	Shares Outstanding
AST PARAMETRIC EMERGING MARKETS EQUITY	123,683,689.137

AST BOND 2015	11,290,966.771

AST BOND 2018	6,884,157.361

AST BOND 2019	6,009,223.958

AST INVESTMENT GRADE BOND	49,100,113.442

AST BOND 2016	4,320,282.377

AST BOND 2020	9,064,972.044

AST JENNISON LARGE-CAP VALUE	68,916,008.341

AST JENNISON LARGE-CAP GROWTH	78,375,531.029

AST BOND 2017	13,021,602.254

AST BOND 2021	18,735,559.740

PRUDENTIAL'S GIBRALTAR FUND, INC.: 14,444,699.5575

Exhibit C

FIVE PERCENT SHAREHOLDER REPORT

As of December 1, 2010, the beneficial owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Portfolios are listed below.

Shares	Portfolio Name	Registration	% of Portfolio
7,725,527.551	PRU SERIES MONEY MARKET 1	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS*	6.79%

14,644,979.671	PRU SERIES MONEY MARKET 1	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS*	12.88%

23,280,315.280	PRU SERIES MONEY MARKET 1	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS*	20.47%

25,298,830.697	PRU SERIES MONEY MARKET 1	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	22.25%

38,927,324.745	PRU SERIES MONEY MARKET 1	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	34.23%

11,104,823.329	PRU SERIES DIVERSIFIED BOND 1	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS*	8.52%

19,601,422.717	PRU SERIES DIVERSIFIED BOND 1	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS*	15.04%

Shares	Portfolio Name	Registration	% of Portfolio
21,673,691.002	PRU SERIES DIVERSIFIED BOND 1	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	16.63%

33,812,215.725	PRU SERIES DIVERSIFIED BOND 1	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	25.94%

36,557,716.583	PRU SERIES DIVERSIFIED BOND 1	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS*	28.05%

2,821,507.567	PRU SERIES GOVERNMENT INCOME 1	PRUDENTIAL ANNUITIES INC VCA 24 ATTN: J SALVATI 30 SCRANTON OFFICE PARK SCRANTON PA 18507-0000	8.46%

6,826,177.434	PRU SERIES GOVERNMENT INCOME 1	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS*	20.47%

9,271,860.391	PRU SERIES GOVERNMENT INCOME 1	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS*	27.80%

13,222,487.094	PRU SERIES GOVERNMENT INCOME 1	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	39.64%

Shares	Portfolio Name	Registration	% of Portfolio
8,228,235.599	PRU SERIES CONSERVATIVE BALANCED 1	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS*	5.84%

26,948,319.777	PRU SERIES CONSERVATIVE BALANCED 1	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS*	19.14%

39,921,002.536	PRU SERIES CONSERVATIVE BALANCED 1	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	28.35%

57,311,712.557	PRU SERIES CONSERVATIVE BALANCED 1	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS*	40.70%

17,941,373.963	PRU SERIES FLEXIBLE MANAGED 1	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS*	9.08%

25,106,011.362	PRU SERIES FLEXIBLE MANAGED 1	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS*	12.71%

68,050,317.763	PRU SERIES FLEXIBLE MANAGED 1	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS*	34.46%

77,738,559.959	PRU SERIES FLEXIBLE MANAGED 1	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	39.36%

Shares	Portfolio Name	Registration	% of Portfolio
25,803,326.905	PRU SERIES HIGH YIELD 1	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS*	6.21%

48,976,573.242	PRU SERIES HIGH YIELD 1	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	11.79%

127,691,843.198	PRU SERIES HIGH YIELD 1	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS*	30.74%

192,906,276.752	PRU SERIES HIGH YIELD 1	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	46.44%

5,238,898.326	PRU SERIES STOCK INDEX 1	PRUDENTIAL ANNUITIES INC VCA 24 ATTN: J SALVATI 30 SCRANTON OFFICE PARK SCRANTON PA 18507-0000	7.17%

7,514,054.735	PRU SERIES STOCK INDEX 1	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS*	10.29%

10,505,679.559	PRU SERIES STOCK INDEX 1	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	14.39%

Shares	Portfolio Name	Registration	% of Portfolio
14,998,298.075	PRU SERIES STOCK INDEX 1	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	20.54%

31,474,109.735	PRU SERIES STOCK INDEX 1	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS*	43.11%

13,274,556.549	PRU SERIES VALUE 1	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	15.66%

13,964,260.881	PRU SERIES VALUE 1	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS*	16.48%

21,468,462.618	PRU SERIES VALUE 1	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	25.33%

31,769,396.193	PRU SERIES VALUE 1	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS*	37.49%

8,820,963.619	PRU SERIES EQUITY 1	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS*	6.53%

10,352,883.255	PRU SERIES EQUITY 1	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	7.67%

Shares	Portfolio Name	Registration	% of Portfolio
18,444,988.589	PRU SERIES EQUITY 1	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS*	13.66%

33,878,847.687	PRU SERIES EQUITY 1	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	25.09%

55,431,412.231	PRU SERIES EQUITY 1	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS*	41.04%

5,696,615.406	PRU SERIES JENNISON 1	ADVANCED SERIES TRUST SP GROWTH ASSET ALLOCATION PORTFOLIO**	9.66%

6,048,154.240	PRU SERIES JENNISON 1	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS*	10.25%

10,742,726.127	PRU SERIES JENNISON 1	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	18.21%

13,696,230.178	PRU SERIES JENNISON 1	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	23.22%

19,701,716.800	PRU SERIES JENNISON 1	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS*	33.40%

Shares	Portfolio Name	Registration	% of Portfolio
3,816,468.927	PRU SERIES SMALL CAP 1	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	11.17%

6,385,614.727	PRU SERIES SMALL CAP 1	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	18.69%

6,521,200.617	PRU SERIES SMALL CAP 1	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS*	19.09%

16,266,494.607	PRU SERIES SMALL CAP 1	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS*	47.62%

1,961,821.916	PRU SERIES GLOBAL 1	PRUDENTIAL ANNUITIES INC VCA 24 ATTN: J SALVATI 30 SCRANTON OFFICE PARK SCRANTON PA 18507-0000	5.56%

4,274,758.449	PRU SERIES GLOBAL 1	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	12.12%

5,581,598.506	PRU SERIES GLOBAL 1	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS*	15.83%

Shares	Portfolio Name	Registration	% of Portfolio
5,785,526.099	PRU SERIES GLOBAL 1	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	16.41%

16,298,320.381	PRU SERIES GLOBAL 1	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS*	46.22%

4,253,305.703	PRU SERIES NATURAL RESOURCES 1	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	15.95%

6,042,350.172	PRU SERIES NATURAL RESOURCES 1	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS*	22.66%

14,880,832.567	PRU SERIES NATURAL RESOURCES 1	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS*	55.80%

218,189.415	PRU SERIES 20/20 FOCUS 1	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	5.02%

321,070.342	PRU SERIES 20/20 FOCUS 1	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS*	7.38%

3,652,005.174	PRU SERIES 20/20 FOCUS 1	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	83.95%

Shares	Portfolio Name	Registration	% of Portfolio
29,004.867	PRU SERIES VALUE 2	HARTFORD LIFE & ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT ATTN: UIT OPERATIONS P.O. BOX 2999 HARTFORD CT 06104-2999	7.09%

47,497.363	PRU SERIES VALUE 2	HARTFORD LIFE INSURANCE CO SEPARATE AC ATTN: UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	11.61%

304,357.335	PRU SERIES VALUE 2	TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 OF TIAA-CREF LIFE INSUR. CO MAIL CODE E3/N6 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	74.39%

10,680.848	PRU SERIES EQUITY 2	FIRST GREAT WEST LIFE & ANNUITY INS CO 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE CO 801115002	13.82%

18,854.453	PRU SERIES EQUITY 2	GREAT WEST LIFE & ANNUITY INS COMPANY 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE CO 801115002	24.40%

Shares	Portfolio Name	Registration	% of Portfolio
46,977.345	PRU SERIES EQUITY 2	GREAT WEST LIFE & ANNUITY INS CO FBO SCHWAB ANNUITIES 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	60.79%

120,822.233	PRU SERIES JENNISON 2	GE LIFE AND ANNUITY ASSURANCE COMP. ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3, 5TH FLOOR RICHMOND VA 23230-1702	8.25%

490,026.960	PRU SERIES JENNISON 2	ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA 5701 GOLDEN HILLS DR MINNEAPOLIS MN 554161297	33.47%

692,886.178	PRU SERIES JENNISON 2	THE OHIO NATIONAL LIFE INS CO FBO ITS SEPARATE ACCOUNTS PO BOX 237 CINCINNATI OH 452010237	47.32%

108,414.098	PRU SERIES NATURAL RESOURCES 2	GREAT WEST LIFE & ANNUITY INS CO FBO SCHWAB ANNUITIES 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	5.34%

Shares	Portfolio Name	Registration	% of Portfolio
725,303.890	PRU SERIES NATURAL RESOURCES 2	AXA EQUITABLE LIFE SEPARATE ACCOUNT FP C/O BRIAN WALSH 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0105	35.69%

1,028,639.020	PRU SERIES NATURAL RESOURCES 2	GE LIFE AND ANNUITY ASSURANCE COMP. ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3, 5TH FLOOR RICHMOND VA 23230-1702	50.62%

29,809,694.859	PRU SERIES 20/20 FOCUS 2	THE OHIO NATIONAL LIFE INS CO FBO ITS SEPARATE ACCOUNTS PO BOX 237 CINCINNATI OH 452010237	94.25%

8,088,929.834	PRU SERIES SP INTERNATIONAL VALUE 1	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	26.05%

9,130,993.410	PRU SERIES SP INTERNATIONAL VALUE 1	ADVANCED SERIES TRUST SP GROWTH ASSET ALLOCATION PORTFOLIO**	29.40%

12,247,775.195	PRU SERIES SP INTERNATIONAL VALUE 1	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	39.44%

Shares	Portfolio Name	Registration	% of Portfolio
13,585,132.868	PRU SERIES GROWTH ASSET ALLOCATION 1	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	14.81%

71,848,963.127	PRU SERIES GROWTH ASSET ALLOCATION 1	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	78.31%

2,251,817.316	PRU SERIES SP INTERNATIONAL GROWTH 1	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	7.11%

4,274,623.953	PRU SERIES SP INTERNATIONAL GROWTH 1	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	13.49%

11,404,121.994	PRU SERIES SP INTERNATIONAL GROWTH 1	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	35.99%

12,029,435.746	PRU SERIES SP INTERNATIONAL GROWTH 1	ADVANCED SERIES TRUST SP GROWTH ASSET ALLOCATION PORTFOLIO**	37.97%

8,287,259.699	PRU SERIES SP U.S. EMERGING GROWTH 1	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	26.53%

20,314,997.034	PRU SERIES SP U.S. EMERGING GROWTH 1	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	65.03%

Shares	Portfolio Name	Registration	% of Portfolio
1,155,045.611	PRU SERIES SP SMALL CAP VALUE 1	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS*	6.08%

1,722,294.978	PRU SERIES SP SMALL CAP VALUE 1	ADVANCED SERIES TRUST SP GROWTH ASSET ALLOCATION PORTFOLIO**	9.06%

4,771,869.471	PRU SERIES SP SMALL CAP VALUE 1	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	25.11%

10,513,156.644	PRU SERIES SP SMALL CAP VALUE 1	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	55.32%

1,828,790.695	PRU SERIES SP INTERNATIONAL GROWTH 2	ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA 5701 GOLDEN HILLS DR MINNEAPOLIS MN 554161297	90.83%

3,475.499	PRU SERIES SP U.S. EMERGING GROWTH 2	GE LIFE AND ANNUITY ASSURANCE COMP. ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3, 5TH FLOOR RICHMOND VA 23230-1702	8.56%

Shares	Portfolio Name	Registration	% of Portfolio
37,129.844	PRU SERIES SP U.S. EMERGING GROWTH 2	SEPARATE ACCOUNT A OF PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DRIVE PO BOX 9000 NEWPORT BEACH CA 926600000	91.44%

4,098,205.714	AST JP MORGAN INTERNATIONAL EQUITY	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	23.60%

12,445,302.052	AST JP MORGAN INTERNATIONAL EQUITY	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	71.68%

3,544,024.990	AST ALLLIANCEBERNSTEIN GROWTH & INCOME	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	6.27%

52,262,619.338	AST ALLIANCEBERNSTEIN GROWTH & INCOME	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	92.45%

6,550,219.302	AST GOLDMAN SACHS CONCEN. GROWTH	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO**	9.10%

13,013,630.291	AST GOLDMAN SACHS CONCEN. GROWTH	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	18.08%

Shares	Portfolio Name	Registration	% of Portfolio
13,946,466.316	AST GOLDMAN SACHS CONCEN. GROWTH	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	19.38%

20,272,460.198	AST GOLDMAN SACHS CONCEN. GROWTH	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	28.17%

165,801,639.020	AST MONEY MARKET	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	5.48%

182,791,558.800	AST MONEY MARKET	ADVANCED SERIES TRUST CLS GROWTH ASSET ALLOCATION**	6.04%

418,939,167.690	AST MONEY MARKET	ADVANCED SERIES TRUST CLS MODERATE ASSET ALLOCATION**	13.85%

1,700,455,679.000	AST MONEY MARKET	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	56.23%

4,751,707.712	AST NEUBERGER BERMAN/LSV MID CAP VALUE	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	13.55%

29,554,723.156	AST NEUBERGER BERMAN/LSV MID CAP VALUE	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	84.27%

Shares	Portfolio Name	Registration	% of Portfolio
43,726,374.842	AST JP MORGAN STRATEGIC OPPORTUNITIES	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	27.83%

107,978,089.087	AST JP MORGAN STRATEGIC OPPORTUNITIES	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	68.72%

14,334,827.606	AST HIGH YIELD	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	7.94%

20,853,210.868	AST HIGH YIELD	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	11.54%

28,495,696.295	AST HIGH YIELD	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO**	15.77%

48,084,201.695	AST HIGH YIELD	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO**	26.62%

58,523,341.109	AST HIGH YIELD	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	32.40%

Shares	Portfolio Name	Registration	% of Portfolio
84,504,910.765	AST T. ROWE PRICE ASSET ALLOCATION	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	42.90%

102,323,555.871	AST T. ROWE PRICE ASSET ALLOCATION	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	51.95%

80,264,955.645	AST PIMCO TOTAL RETURN BOND	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	9.96%

96,882,312.950	AST PIMCO TOTAL RETURN BOND	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	12.02%

120,841,228.380	AST PIMCO TOTAL RETURN BOND	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	15.00%

164,816,249.198	AST PIMCO TOTAL RETURN BOND	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO**	20.45%

219,685,345.958	AST PIMCO TOTAL RETURN BOND	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	27.26%

Shares	Portfolio Name	Registration	% of Portfolio
14,754,139.905	AST LARGE CAP VALUE	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO**	5.27%

17,395,859.651	AST LARGE CAP VALUE	PRUDENTIAL SERIES FUND INC GROWTH ASSET ALLOCATION PORTFOLIO**	6.21%

20,871,430.043	AST LARGE CAP VALUE	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	7.45%

27,658,465.930	AST LARGE CAP VALUE	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO**	9.87%

58,242,745.987	AST LARGE CAP VALUE	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	20.79%

83,801,410.906	AST LARGE CAP VALUE	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	29.91%

2,639,872.392	AST SMALL CAP GROWTH	ADVANCED SERIES TRUST CLS GROWTH ASSET ALLOCATION**	8.58%

2,825,773.693	AST SMALL CAP GROWTH	ADVANCED SERIES TRUST CLS MODERATE ASSET ALLOCATION**	9.18%

Shares	Portfolio Name	Registration	% of Portfolio
2,949,288.031	AST SMALL CAP GROWTH	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	9.58%

3,050,757.071	AST SMALL CAP GROWTH	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUIT ATTN SEPARATE ACCOUNTS*	9.91%

4,365,273.908	AST SMALL CAP GROWTH	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	14.19%

7,891,752.362	AST SMALL CAP GROWTH	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	25.65%

6,097,971.411	AST T. ROWE PRICE GLOBAL BOND	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	16.01%

30,058,305.325	AST T. ROWE PRICE GLOBAL BOND	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	78.90%

2,428,746.606	AST NEUBERGER BERMAN MID-CAP GROWTH	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	7.64%

2,610,085.142	AST NEUBERGER BERMAN MID-CAP GROWTH	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	8.21%

Shares	Portfolio Name	Registration	% of Portfolio
3,695,995.503	AST NEUBERGER BERMAN MID-CAP GROWTH	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	11.62%

4,069,251.259	AST NEUBERGER BERMAN MID-CAP GROWTH	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO**	12.80%

15,073,892.212	AST NEUBERBER BERMAN MID-CAP GROWTH	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	47.41%

10,717,436.929	AST INTERNATIONAL VALUE	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO**	7.90%

12,968,180.325	AST INTERNATIONAL VALUE	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	9.56%

23,289,974.654	AST INTERNATIONAL VALUE	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	17.16%

29,173,482.017	AST INTERNATIONAL VALUE	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO**	21.50%

Shares	Portfolio Name	Registration	% of Portfolio
33,486,010.515	AST INTERNATIONAL VALUE	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	24.67%

2,182,580.483	AST T. ROWE PRICE NATURAL RESOURCES	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO**	5.15%

3,908,334.305	AST T. ROWE PRICE NATURAL RESOURCES	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	9.22%

4,993,505.370	AST T. ROWE PRICE NATURAL RESOURCES	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	11.79%

9,660,438.432	AST T. ROWE PRICE NATURAL RESOURCES	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	22.80%

17,835,216.489	AST T. ROWE PRICE NATURAL RESOURCES	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	42.09%

9,337,823.549	AST PIMCO LIMITED MATURITY BOND	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	10.23%

80,134,701.526	AST PIMCO LIMITED MATURITY BOND	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	87.80%

Shares	Portfolio Name	Registration	% of Portfolio
8,726,229.743	AST T. ROWE PRICE LARGE-CAP GROWTH	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO**	6.89%

11,746,206.415	AST T. ROWE PRICE LARGE-CAP GROWTH	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	9.27%

18,991,831.300	AST T. ROWE PRICE LARGE-CAP GROWTH	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	14.99%

26,942,510.070	AST T. ROWE PRICE LARGE-CAP GROWTH	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	21.26%

35,793,346.107	AST T. ROWE PRICE LARGE-CAP GROWTH	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	28.25%

14,897,169.762	AST INTERNATIONAL GROWTH	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO**	6.20%

16,333,665.235	AST INTERNATIONAL GROWTH	ADVANCED SERIES TRUST CLS MODERATE ASSET ALLOCATION**	6.80%

19,236,911.878	AST INTERNATIONAL GROWTH	ADVANCED SERIES TRUST CLS GROWTH ASSET ALLOCATION**	8.01%

Shares	Portfolio Name	Registration	% of Portfolio
31,359,469.693	AST INTERNATIONAL GROWTH	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	13.06%

34,278,770.186	AST INTERNATIONAL GROWTH	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO**	14.28%

45,142,617.783	AST INTERNATIONAL GROWTH	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	18.80%

54,103,434.340	AST INTERNATIONAL GROWTH	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	22.53%

3,240,319.915	AST AMRC CENT INCOME-GROWTH	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	15.93%

16,306,835.066	AST AMERICAN CENTURY INCOME AND GROWTH	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	80.15%

77,835,575.069	AST SCHRODERS MULTI ASSET WORLD STRATEGIES	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	40.74%

107,919,812.651	AST SCHRODERS MULTI ASSET WORLD STRATEGIES	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	56.48%

Shares	Portfolio Name	Registration	% of Portfolio
8,338,682.180	AST SMALL CAP VALUE	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	10.73%

10,642,743.952	AST SMALL CAP VALUE	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO**	13.69%

12,399,541.219	AST SMALL CAP VALUE	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	15.96%

32,655,841.571	AST SMALL CAP VALUE	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	42.02%

5,972,824.548	AST GOLDMAN SACHS SMALL-CAP VALUE	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	23.80%

18,122,135.601	AST GOLDMAN SACHS SMALL-CAP VALUE	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	72.20%

6,959,073.817	AST MARSICO CAPITAL GROWTH	PRUDENTIAL SERIES FUND INC GROWTH ASSET ALLOCATION PORTFOLIO**	5.21%

7,448,005.904	AST MARSICO CAPITAL GROWTH	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO**	5.58%

Shares	Portfolio Name	Registration	% of Portfolio
16,190,926.379	AST MARSICO CAPITAL GROWTH	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	12.13%

23,144,767.165	AST MARSICO CAPITAL GROWTH	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	17.33%

55,083,581.636	AST MARSICO CAPITAL GROWTH	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	41.25%

1,581,721.747	AST QMA US EQUITY ALPHA	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	5.28%

11,273,989.717	AST QMA US EQUITY ALPHA	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	37.62%

16,714,439.622	AST QMA US EQUITY ALPHA	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO**	55.77%

9,227,502.974	AST COHEN & STEERS REALTY	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	10.48%

30,086,554.196	AST COHEN & STEERS REALTY	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	34.16%

Shares	Portfolio Name	Registration	% of Portfolio
46,599,538.396	AST COHEN & STEERS REALTY	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO**	52.91%

2,498,897.031	AST NEUBERGER BERMAN SMALL-CAP GROWTH	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	15.94%

12,505,745.295	AST NEUBERGER BERMAN SMALL-CAP GROWTH	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	79.76%

9,650,957.383	AST MFS GROWTH	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO**	5.11%

18,449,104.584	AST MFS GROWTH	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO**	9.77%

26,451,871.574	AST MFS GROWTH	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	14.01%

39,690,913.076	AST MFS GROWTH	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	21.02%

Shares	Portfolio Name	Registration	% of Portfolio
57,366,417.490	AST MFS GROWTH	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	30.38%

6,056,335.998	AST MFS GLOBAL EQUITY	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	28.04%

14,729,734.652	AST MFS GLOBAL EQUITY	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	68.19%

9,067,681.017	AST GOLDMAN SACHS MID CAP GROWTH	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	7.58%

13,492,152.960	AST GOLDMAN SACHS MID CAP GROWTH AST	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	11.28%

15,027,772.689	AST GOLDMAN SACHS MID CAP GROWTH	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	12.57%

15,566,951.900	AST GOLDMAN SACHS MID CAP GROWTH	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO**	13.02%

51,679,090.496	AST GOLDMAN SACHS MID CAP GROWTH	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	43.21%

Shares	Portfolio Name	Registration	% of Portfolio
4,092,551.025	AST FEDERATED AGGRESSIVE GROWTH	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	5.70%

5,644,242.808	AST FEDERATED AGGRESSIVE GROWTH	ADVANCED SERIES TRUST CLS GROWTH ASSET ALLOCATION**	7.86%

6,062,792.206	AST FEDERATED AGGRESSIVE GROWTH	ADVANCED SERIES TRUST CLS MODERATE ASSET ALLOCATION**	8.44%

6,423,591.644	AST FEDERATED AGGRESSIVE GROWTH	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	8.95%

9,464,728.243	AST FEDERATED AGGRESSIVE GROWTH	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	13.18%

29,691,520.898	AST FEDERATED AGGRESSIVE GROWTH	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	41.35%

2,247,645.855	AST MID-CAP VALUE	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	6.52%

3,421,337.037	AST MID-CAP VALUE	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	9.92%

Shares	Portfolio Name	Registration	% of Portfolio
4,992,235.803	AST MID-CAP VALUE	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	14.47%

8,851,017.398	AST MID-CAP VALUE	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO**	25.66%

9,757,145.065	AST MID-CAP VALUE	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	28.28%

9,684,055.630	AST VALUE	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO**	5.64%

16,979,616.202	AST VALUE	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO**	9.89%

17,977,540.337	AST VALUE	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	10.47%

37,259,668.401	AST VALUE	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	21.69%

Shares	Portfolio Name	Registration	% of Portfolio
54,260,042.406	AST VALUE	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	31.59%

4,591,139.988	AST LORD ABBETT BOND-DEBENTURE	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	11.93%

33,104,008.360	AST LORD ABBETT BOND-DEBENTURE	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	86.06%

5,005,963.368	AST ALLIANCEBERNSTEINCORE VALUE	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	17.80%

22,238,522.877	AST ALLIANCEBERNSTEINCORE VALUE	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	79.09%

182,280,428.962	AST PRESERVATION ASSET ALLOCATION	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	40.40%

247,946,390.238	AST PRESERVATION ASSET ALLOCATION	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	54.96%

281,368,751.629	AST BALANCED ASSET ALLOCATION	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	46.25%

Shares	Portfolio Name	Registration	% of Portfolio
288,561,495.463	AST BALANCED ASSET ALLOCATION	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	47.43%

226,398,127.551	AST ACADEMIC STRATEGIES ASSET ALLOC	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	36.74%

368,190,807.679	AST ACADEMIC STRATEGIES ASSET ALLOC	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	59.75%

283,074,767.057	AST CAPITAL GROWTH ASSET ALLOCATION	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	37.45%

452,075,868.986	AST CAPITAL GROWTH ASSET ALLOCATION	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	59.81%

4,960,597.093	AST AGGRESSIVE ASSET ALLOCATION	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS*	9.60%

16,364,994.971	AST AGGRESSIVE ASSET ALLOCATION	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	31.65%

28,435,436.432	AST AGGRESSIVE ASSET ALLOCATION	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	55.00%

Shares	Portfolio Name	Registration	% of Portfolio
127,223,064.996	AST FIRST TRUST CAPITAL APPREC TGT	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	32.46%

254,221,247.112	AST FIRST TRUST CAPITAL APPREC TGT	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	64.87%

95,082,750.090	AST FIRST TRUST BALANCED TARGET	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	34.43%

171,459,802.654	AST FIRST TRUST BALANCED TARGET	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	62.08%

124,174,801.145	AST ADVANCED STRATEGIES	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	40.61%

170,638,711.050	AST ADVANCED STRATEGIES	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	55.80%

65,085,515.996	AST CLS GROWTH ASSET ALLOCATION	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	47.17%

67,819,135.122	AST CLS GROWTH ASSET ALLOCATION	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	49.15%

Shares	Portfolio Name	Registration	% of Portfolio
83,483,861.313	AST CLS MODERATE ASSET ALLOCATION	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	44.45%

96,657,466.001	AST CLS MODERATE ASSET ALLOCATION	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	51.46%

49,804,042.609	AST HORIZON GROWTH ASSET ALLOCATION	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	41.59%

66,706,083.995	AST HORIZON GROWTH ASSET ALLOCATION	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	55.71%

59,849,059.928	AST HORIZON MODERATE ALLOCATION	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	39.28%

86,630,955.904	AST HORIZON MODERATE ALLOCATION	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	56.85%

34,563,723.354	AST FI PYRAMIS® ASSET ALLOC	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	47.11%

35,635,160.573	AST FI PYRAMIS® ASSET ALLOC	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	48.57%

Shares	Portfolio Name	Registration	% of Portfolio
16,414,158.580	AST WESTERN ASSET CORE PLUS BOND	ADVANCED SERIES TRUST HORIZON MODERATE ASSET ALLOCATION**	5.72%

37,450,785.968	AST WESTERN ASSET CORE PLUS BOND	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	13.04%

39,985,908.056	AST WESTERN ASSET CORE PLUS BOND	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	13.92%

60,058,845.009	AST WESTERN ASSET CORE PLUS BOND	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	20.91%

81,892,262.896	AST WESTERN ASSET CORE PLUS BOND	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO**	28.52%

2,581,204.945	AST GLOBAL REAL ESTATE	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	5.64%

5,218,142.858	AST GLOBAL REAL ESTATE	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	11.41%

36,623,645.907	AST GLOBAL REAL ESTATE	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO**	80.09%

Shares	Portfolio Name	Registration	% of Portfolio
6,232,103.582	AST PARAMETRIC EMERGING MRKT EQUITY	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO**	5.04%

12,850,535.492	AST PARAMETRIC EMERGING MRKT EQUITY	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	10.39%

12,959,955.878	AST PARAMETRIC EMERGING MRKT EQUITY	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	10.48%

18,436,296.213	AST PARAMETRIC EMERGING MRKT EQUITY	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	14.91%

21,941,218.427	AST PARAMETRIC EMERGING MRKT EQUITY	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	17.74%

48,248,460.437	AST PARAMETRIC EMERGING MRKT EQUITY	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO**	39.01%

11,289,919.869	AST BOND PORT 2015	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	99.99%

1,144,236.867	AST BOND PORT 2018	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	16.62%

Shares	Portfolio Name	Registration	% of Portfolio
5,670,006.297	AST BOND PORT 2018	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	82.36%

1,054,749.711	AST BOND PORT 2019	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	17.55%

4,913,602.998	AST BOND PORT 2019	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	81.77%

13,190,889.841	AST INVESTMENT GRADE BOND	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	26.87%

35,209,741.611	AST INVESTMENT GRADE BOND	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	71.71%

4,319,287.352	AST BOND PORT 2016	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	99.98%

1,388,423.614	AST BOND PORT 2020	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	15.32%

7,355,745.917	AST BOND PORT 2020	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	81.14%

Shares	Portfolio Name	Registration	% of Portfolio
4,176,534.894	AST JENNISON LARGE-CAP VALUE	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO**	6.06%

7,810,160.011	AST JENNISON LARGE-CAP VALUE	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO**	11.33%

16,147,023.399	AST JENNISON LARGE-CAP VALUE	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	23.43%

23,564,717.687	AST JENNISON LARGE-CAP VALUE	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	34.19%

4,662,568.212	AST JENNISON LARGE-CAP GROWTH	ADVANCED SERIES TRUST AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO**	5.95%

8,784,639.975	AST JENNISON LARGE-CAP GROWTH	ADVANCED SERIES TRUST AST PRESERVATION ASSET ALLOCATION PORTFOLIO**	11.21%

19,311,078.091	AST JENNISON LARGE-CAP GROWTH	ADVANCED SERIES TRUST AST BALANCED ASSET ALLOCATION PORTFOLIO**	24.64%

Shares	Portfolio Name	Registration	% of Portfolio
27,309,413.767	AST JENNISON LARGE-CAP GROWTH	ADVANCED SERIES TRUST AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO**	34.84%

12,160,470.923	AST BOND PORT 2017	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	93.39%

2,889,579.227	AST BOND PORT 2021	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS*	15.42%

14,903,211.196	AST BOND PORT 2021	PRU ANNUITY DISTRIBUTOR INC ATTN SEPARATE ACCOUNTS*	79.55%

*  The address of each owner is 213 Washington Street, Newark, New Jersey 07102.

**  The address of each owner is Gateway Center Three, 100 Mulberry Street, Newark New Jersey 07102.

Exhibit D

OFFICER INFORMATION

Kathryn L. Quirk (58)(a)(1) | Chief Legal Officer

Principal Occupation(s) During the Past Five Years: Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52)(a)(1) | Secretary

Principal Occupation(s) During the Past Five Years: Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (52)(a)(1) | Assistant Secretary

Principal Occupation(s) During the Past Five Years: Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (36)(a)(1) | Assistant Secretary

Principal Occupation(s) During the Past Five Years: Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

John P. Schwartz (39)(a)(1) | Assistant Secretary

Principal Occupation(s) During the Past Five Years: Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1997-2005).

Andrew R. French (48)(a)(1) | Assistant Secretary

Principal Occupation(s) During the Past Five Years: Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51)(a)(1) | Chief Compliance Officer

Principal Occupation(s) During the Past Five Years: Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (52)(a)(1) | Deputy Chief Compliance Officer

Principal Occupation(s) During the Past Five Years: Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (48)(a)(1) | Deputy Chief Compliance Officer

Principal Occupation(s) During the Past Five Years: Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Noreen M. Fierro (46)(a)(1) | Anti-Money Laundering Compliance Officer

Principal Occupation(s) During the Past Five Years: Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (51)(a)(1) | Treasurer and Principal Financial and Accounting Officer

Principal Occupation(s) During the Past Five Years: Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46)(a)(1) | Assistant Treasurer

Principal Occupation(s) During the Past Five Years: Vice President (since 2005) of Prudential Investments LLC.

Peter Parrella (52)(a)(1) | Assistant Treasurer

Principal Occupation(s) During the Past Five Years: Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Alan Fu (54)(a)(1) | Assistant Treasurer

Principal Occupation(s) During the Past Five Years: Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).

(a)  Excludes Mr. Pelletier and Mr. Cronin, interested Board Members who also serve as President and Vice President, respectively.

(1)  The year in which each individual became an Officer of a Company is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

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Exhibit E

AUDIT COMMITTEE

CHARTER

I.  Qualifications for Membership on the Audit Committee

The Audit Committee of each Fund shall consist of a minimum of three Directors of the Fund, appointed by the Board of Directors of the Fund, provided that:

(a)  no member shall be an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (1940 Act);

(b)  no member shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board of Directors or any committee thereof);

(c)  at the time of his or her appointment to the Audit Committee, each member shall be financially literate as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(d)  at least one member must have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Board of Directors shall determine annually (i) if simultaneous service on the audit committees of more than three public companies by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee and (ii) whether any member of the Audit Committee is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.

II.  Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)  to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting;

(b)  to oversee the integrity of the Fund's financial statements and the independent audit thereof;

(c)  to oversee or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

(d)  to approve the engagement of the Fund's independent registered public accounting firm ("independent accountants") and, in connection therewith and on an ongoing basis, to review and evaluate the qualifications, independence and performance of the Fund's independent accountants; and

(e)  to act as a liaison between the Fund's independent accountants and the full Board.

III.  Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent accountants' responsibility to plan and carry out a proper audit. Specifically, management is responsible for: (1) preparation, presentation and integrity of the Fund financial statements; (2) maintenance of appropriate accounting and financial reporting principles and policies; (3) maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations; and (4) maintenance of procedures for the reporting to the Audit Committee of material findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers. The independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to retain and terminate the Fund's independent accountants (subject, if applicable, to shareholder ratification). Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the independent accountants.

The review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Committee's review substitute for the responsibilities of management for preparing, or the independent accountants for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or management and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging his or her duties, each member of the Audit Committee is entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants or other persons as to matters the Director reasonably believes are within the person's professional or expert competence; (3) a Board committee of which the Director is not a member; and (4) representations made by management as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Fund. "Management" means the Fund's manager, acting through its officers and employees, not the Fund's officers as such.

IV.  Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)  to select or retain independent accountants to annually audit and provide their opinion on the Fund's financial statements, and recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) to ratify the selection or retention;

(b)  to terminate, as appropriate, the independent accountants;

(c)  to monitor the independence and capabilities of the independent accountants;

(d)  to review and approve the independent accountants' compensation and the proposed terms of their engagement, including the fees proposed to be charged to the Fund by the independent accountants for each audit and non-audit service;

(e)  to approve prior to appointment, the engagement of the independent accountants or any other independent accounting firms to provide other audit services to the Fund or to provide permissible non-audit services to the Fund, its investment adviser (which throughout this Charter includes the Fund's subadviser(s), if any) or any entity controlling, controlled by, or under common control with the investment adviser (adviser affiliate) that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund and as otherwise required by law;

(f)  to discuss with management the independent accountants' proposals for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and to consider periodically whether to rotate the audit firm itself;

(g)  to establish, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's independent accountants to provide any of the services described in the paragraph immediately above;

(h)  to consider the controls applied by the independent accountants and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(i)  to consider whether the non-audit services provided by the Fund's independent accountants to the Fund, the Fund's investment adviser or any adviser affiliate that provides ongoing services to the Fund, are compatible with maintaining the independent accountants' independence;

(j)  to recommend to the Board of Directors the appointment of the Fund's principal accounting officer and principal financial officer;

(k)  to review the arrangements for and scope of the annual audit and any special audits;

(l)  to oversee the work of the Fund's independent accountants by reviewing, with the independent accountants, (i) the arrangements for, the scope of, and the results of, the audit of annual financial statements; and (ii) the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

(m)  to review and discuss the Fund's annual audited financial statements, and, to the extent required by applicable law or regulations, the Fund's semi-annual financial statements, with management and the Fund's independent accountants and to review the independent accountants' opinion on the Fund's financial statements;

(n)  to review, as appropriate and in consultation with management and/or the independent accountants, reports or other communications submitted by the independent accountants, whether voluntary or mandated by law, including those relating to Fund accounting and financial reporting policies, procedures and internal controls over financial reporting (including the Fund's critical accounting policies and practices), any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent accountants, any material problems or difficulties in conducting the audit or reaching an unqualified opinion on the financial statements, any significant disagreements with management and, to the extent the Audit Committee deems necessary or appropriate, any matters to promote improvements in the quality of the Fund's accounting and financial reporting, as well as any management responses to comments relating to those policies, procedures, controls and other issues;

(o)  to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or its employees, or any service provider who has a significant role in the Fund's internal control over financial reporting;

(p)  to consider, in consultation with the independent accountants and management, the adequacy of the Fund's accounting and financial reporting policies and practices and their internal controls and procedures for financial reporting;

(q)  to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund and by employees of the Fund's investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Fund of concerns about accounting or auditing matters;

(r)  to address reports from attorneys (in accordance with any attorney conduct procedures adopted by the Fund or its investment adviser from time to time) or independent accountants of possible violations of federal or state law or fiduciary duty;

(s)  to review, periodically, reports to the Audit Committee regarding findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers;

(t)  to investigate, or initiate an investigation, when the Committee deems it necessary, of reports of potential improprieties or improprieties in connection with the Fund's accounting or financial reporting Fund operations;

(u)  to meet periodically with management (outside the presence of the independent accountants) and with the independent accountants of the Fund (outside the presence of management) to discuss any issues relating to the Fund's audited financial statements or otherwise arising from the Committee's functions.

(v)  to resolve disagreements between management and the independent accountants regarding financial reporting or in Fund operations;

(w)  at least annually, to obtain and review a report by the Fund's independent accountants: (i) describing such independent accountants' internal quality-control procedures; (ii) describing any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such independent accountants, and any steps taken to deal with any such issues; and (iii) assessing the independence of the Fund's independent accountants, all relationships between the Fund's independent accountants and the Fund, the Fund's investment adviser, and affiliates of the adviser;

(x)  to establish hiring policies and procedures for the Fund, its investment adviser or administrator relating to the hiring of employees or former employees of the Fund's independent accountants;

(y)  to report the Committee's activities and conclusions on a regular basis to the Board of Directors and to make such recommendations as the Committee deems necessary or appropriate;

(z)  to at least annually review the adequacy of, and, as appropriate, implement changes to, its Charter;

(aa)  to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter; and

(bb)  to evaluate annually the performance of the Audit Committee.

To the extent permitted by a Fund's Articles of Incorporation/Declaration of Trust and bylaws, the Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members in accordance with pre-approval policies and procedures developed by the Committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval of the audit required by the federal securities laws may not be delegated.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Fund's independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund, the authority to retain and compensate independent counsel and other advisers as the Committee deems necessary, and the appropriate resources, as the Committee deems necessary, to pay for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V.  Meetings of the Audit Committee

The Audit Committee shall regularly meet, in separate executive sessions, with representatives of management and the Fund's independent accountants. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund's investment adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund's accounting and compliance as well as other Fund-related matters.

Exhibit F

BOARD & COMMITTEE MEETINGS(1)

HELD DURING LAST FISCAL YEAR

Company	Board Meetings	Audit Committee Meetings	Nominating & Governance Committee Meetings
AST	6	4	3
PSF	6	4	3
GIB	6	4	3

(1)  During the most recent fiscal year for each Company, no incumbent Director, with the exception of Mr. Pelletier, attended fewer than 75 percent of the total number of Board and Committee meetings held during the fiscal year.

F-1

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Exhibit G

GOVERNANCE COMMITTEE

CHARTER

The responsibilities of the Governance Committee of each Fund include:

•  Recommending to the Board of Directors of the Fund the slate of nominees for Independent Directors to be elected (including any Directors to be elected to fill vacancies). The Committee will evaluate candidates' qualifications for Board membership and their independence from management and principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 (1940 Act) and the Rules, Regulations and Forms under the 1940 Act. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with Fund managers or service providers.

•  Interviewing (which will be done by the Committee Chair and at least one other member of the Committee) any candidates (Independent, Interested or Non-Management) whom the Committee anticipates recommending to the Board of Directors for service on the Board. The Committee will not consider any candidate for an Independent Director who is a close family member of an employee, officer or interested Director of any Fund or its affiliates.

•  Reviewing the independence of Independent Directors then serving on the Fund Board. No close family member of an employee, officer or interested Director of any Fund or its affiliates will be deemed independent.

•  Reviewing, periodically, the composition of each Committee of the Board.

•  Recommending, as appropriate, to the Board the Directors to be selected for membership on the various Board Committees.

•  Reviewing the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

•  Reporting annually to the Board on whether the Audit Committee has at least one Audit Committee Financial Expert.

•  Assisting the Board Chair with the development of Board meeting agendas.

•  Reviewing each Director's beneficial ownership of shares of Prudential Mutual Funds. The Committee will encourage each Director, to the extent it is financially suitable, to maintain investments, either directly or beneficially, in the Funds (or other funds advised by the Funds' investment adviser) that are equal to the aggregate fees for one year that he or she receives for Board-related service to the Funds.

•  Being available to assist the Board of Directors in evaluating the quality of Director participation on the Board, which may be measured, in part, by factors such as attendance and contributions at Board meetings and by a review of responses to the annual Board Assessment Questionnaire. The Committee will review, with the Board Chair, the summary of responses to the Board Assessment Questionnaire and report those responses to the full Board. A Director automatically will be ineligible for re-nomination to the Board, and the Board will request his or her resignation, if for health or any other reason the individual fails to participate, over any eighteen-month period, in (1) three consecutive regularly scheduled in-person meetings of the Board or (2) four in-person meetings of the Board.

•  Recommending to the Board a successor to the Board Chair or the Board Vice Chair, as applicable, at the expiration of a term or when a vacancy occurs.

•  Developing an annual education calendar that details the topics to be addressed in the Board's quarterly education sessions. The educational calendar for a year will be presented to the full Board at its fourth quarterly meeting of that year. The Committee Chair, in consultation with the Board Chair, may make adjustments to the educational calendar during the year as appropriate due to industry or regulatory developments or other factors.

•  Monitoring the attendance by each Independent or Non-Management Director at no less than one educational seminar, conference or similar meeting per year, in accordance with Board expectations. Any Independent or Non-Management Director who wishes to attend an educational seminar, conference or similar meeting must obtain the consent of the Board Chair before registering for or incurring expenses in connection with that educational seminar, conference or meeting.

•  Developing and conducting orientation sessions for any new Independent or Non-Management Directors before or shortly after the new Director joins the Board.

•  In collaboration with outside counsel and as required by law or deemed advisable by the Committee, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.

•  Reviewing, at least annually, the Board's adherence to industry "best practices."

•  Reviewing Director compliance with the policy encouraging Directors to provide, when feasible, at least six months' notice before resigning from the Board.

•  Reviewing Director compliance with the requirement that a Director must retire from Board service by December 31 of the year in which he or she reaches the age of 78; provided, however, that the Committee may recommend to the Board the extension of that person's service for a one-year term, which the Board can continue to renew annually for additional one-year periods.

•  Reviewing and making recommendations to the Board of Directors concerning Director compensation and expenses, including:

–  annual Director fees;

–  supplemental compensation for Committee service;

–  supplemental compensation for serving as Board Chair or Vice Chair;

–  supplemental compensation for serving as a Committee Chair;

–  Board or Committee meeting attendance fees; and

–  expense reimbursement.

•  Annually reviewing and, as appropriate, recommending changes to its Charter.

*  A Non-Management Director is an Interested Director who is no longer an employee of Prudential Financial or its affiliates.

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Exhibit H

AUDIT FEES PAID BY THE PRUDENTIAL SERIES FUND

Portfolio	Fiscal Year Ended 12/31/09	Fiscal Year Ended 12/31/08
Conservative Balanced	$35,577	$35,577

Diversified Bond	$32,950	$32,950

Equity	$19,928	$19,928

Flexible Managed	$35,577	$35,577

Global	$25,182	$25,182

Government Income	$27,950	$27,950

High Yield Bond	$22,950	$22,950

Jennison	$17,301	$17,301

Jennison 20/20 Focus	$17,301	$17,301

SP Growth Asset Allocation	$17,301	$17,301

Money Market	$15,771	$15,771

Natural Resources	$17,301	$17,301

Small Capitalization Stock	$17,301	$17,301

Stock Index	$17,301	$17,301

Value	$17,301	$17,301

SP International Growth	$22,715	$22,715

SP International Value	$22,715	$22,715

SP Prudential U.S. Emerging Growth	$17,301	$17,301

SP Small Cap Value	$19,928	$19,928

AUDIT FEES PAID BY ADVANCED SERIES TRUST

Portfolio	Fiscal Year Ended 12/31/09	Fiscal Year Ended 12/31/08
AST Academic Strategies Asset Allocation	$80,963	NA

AST Advanced Strategies	$85,963	$85,963

AST Aggressive Asset Allocation	$18,242	$18,242

Portfolio	Fiscal Year Ended 12/31/09	Fiscal Year Ended 12/31/08
AST AllianceBernstein Core Value	$18,125	$18,125

AST AllianceBernstein Growth and Income	$18,007	$18,007

AST American Century Income & Growth	$18,007	$18,007

AST Balanced Asset Allocation	$18,242	$18,242

AST Bond Portfolio 2015	$24,070	$24,070

AST Bond Portfolio 2016	$35,500	NA

AST Bond Portfolio 2017	NA	NA

AST Bond Portfolio 2018	$24,070	$24,070

AST Bond Portfolio 2019	$24,070	$24,070

AST Bond Portfolio 2020	$35,500	NA

AST Bond Portfolio 2021	NA	NA

AST Capital Growth Asset Allocation Portfolio	$18,242	$18,242

AST CLS Growth Asset Allocation	$25,893	$25,893

AST CLS Moderate Asset Allocation	$25,893	$25,893

AST Cohen & Steers Realty	$18,007	$18,007

AST Federated Aggressive Growth	$18,007	$18,007

AST FI Pyramis® Asset Allocation Portfolio	$25,893	$25,893

AST First Trust Balanced Target	$25,893	$25,893

AST First Trust Capital Appreciation Target	$25,893	$25,893

AST Global Real Estate	$40,000	$40,000

AST Goldman Sachs Concentrated Growth	$18,007	$18,007

AST Goldman Sachs Mid-Cap Growth	$18,007	$18,007

AST Goldman Sachs Small-Cap Value	$18,007	$18,007

AST High Yield	$34,570	$34,570

AST Horizon Growth Asset Allocation	$25,893	$25,893

AST Horizon Moderate Asset Allocation	$25,893	$25,893

AST International Growth	$23,656	$23,656

Portfolio	Fiscal Year Ended 12/31/09	Fiscal Year Ended 12/31/08
AST International Value	$23,656	$23,656

AST Investment Grade Bond	$24,070	$24,070

AST Jennison Large-Cap Growth	$16,000	NA

AST Jennison Large-Cap Value	$16,000	NA

AST JPMorgan International Equity	$23,656	$23,656

AST JPMorgan Strategic Opportunities	$36,156	$36,156

AST Large-Cap Value	$20,752	$20,752

AST Lord Abbett Bond-Debenture	$23,892	$23,892

AST Marsico Capital Growth	$18,007	$18,007

AST MFS Global Equity	$23,656	$23,656

AST MFS Growth	$18,007	$18,007

AST Mid-Cap Value	$20,634	$20,634

AST Money Market	$16,359	$16,359

AST Neuberger Berman Mid-Cap Growth	$18,007	$18,007

AST Neuberger Berman / LSV Mid-Cap Value	$19,625	$18,125

AST Neuberger Berman Small-Cap Growth	$20,752	$20,752

AST Parametric Emerging Markets Equity	$28,656	$28,656

AST PIMCO Limited Maturity Bond	$44,298	$44,298

AST PIMCO Total Return Bond	$58,807	$58,807

AST Preservation Asset Allocation	$18,242	$18,242

AST QMA US Equity Alpha	$36,156	$18,125

AST Schroders Multi-Asset World Strategies	$33,392	$23,892

AST Small-Cap Growth	$18,125	$18,125

AST Small-Cap Value	$25,888	$25,888

AST T. Rowe Price Asset Allocation	$18,125	$18,125

AST T. Rowe Price Global Bond	$40,386	$40,386

AST T. Rowe Price Large Cap Growth	$18,007	$18,007

Portfolio	Fiscal Year Ended 12/31/09	Fiscal Year Ended 12/31/08
AST T. Rowe Price Natural Resources	$18,125	$18,125

AST Value	$18,125	$18,125

AST Western Asset Core Plus Bond	$35,560	$35,560

AUDIT FEES PAID BY PRUDENTIAL'S GIBRALTAR FUND, INC

Fiscal Year Ended 12/31/09: $17,301

Fiscal Year Ended 12/31/08: $17,301

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[ADVANCED SERIES TRUST]

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

TWO EASY WAYS TO VOTE YOUR BALLOT!

TELEPHONE:   Call 1-800-690-6903 and follow the recorded instructions.

MAIL:   Vote, sign, date and return your voting instruction card by mail.

SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 25,  2011

VOTING INSTRUCTION CARD

[INSURANCE CO. NAME]

The undersigned hereby instructs the above-referenced insurance company (the “Insurance Company) to vote all shares of the Company attributable to the undersigned’s variable contract or interest therein at the Special Meeting of Shareholders on February 25, 2011 at 10 a.m. Eastern Time, and at any adjournments thereof, as indicated on the reverse side of this Voting Instruction Card.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE PROPOSAL.  If you fail to return this Voting Instruction Card, or if you do not sign your Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Company actually received from contract owners in the Separate Account.

Dated:

Signature	(Sign in the Box)
Please sign exactly as your name appears to the left

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES/DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES

1) To elect ten Trustees/Directors.

Nominees:

01)        Susan Davenport Austin

02)        Timothy S. Cronin

03)        Saul K. Fenster

04)        Delayne Dedrick Gold

05)        Robert F. Gunia

06)        W. Scott McDonald, Jr.

07)        Thomas T. Mooney

08)        Thomas M. O’Brien

09)        Stephen Pelletier

10)        F. Don Schwartz

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	TO WITHHOLD AUTHORITY TO VOTE, MARK “FOR ALL EXCEPT” AND WRITE THE NOMINEE’S NUMBER ON THE LINE BELOW.
/ /	/ /	/ /

Please be sure to sign and date this Voting Instruction Card.

SIGNATURE (PLEASE SIGN WITHIN BOX)	DATE

SIGNATURE (JOINT OWNERS)	DATE

PROXY TABULATOR
P.O. BOX 9112		VOTE TODAY BY MAIL
FARMINGDALE, NY 11735		OR
	The Prudential Series Fund	TOUCH-TONE PHONE
	Advanced Series Trust	CALL TOLL-FREE 1-888-221-0697
Prudential’s Gibraltar Fund, Inc.
(each a “Fund”)
I	Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077
Joint Special Meetings of Shareholders
February 25, 2011, 10:00 a.m. Eastern Time

VOTING INSTRUCTIONS FORM

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY(IES) (THE “INSURANCE COMPANY”) AND THE BOARD OF TRUSTEES/ DIRECTORS OF ADVANCED SERIES TRUST, THE PRUDENTIAL SERIES FUND, OR PRUDENTIAL’S GIBRALTAR FUND, INC., AS APPLICABLE, (THE “FUNDS”) IN CONNECTION WITH THE JOINT SPECIAL MEETINGS OF SHAREHOLDERS OF THE FUNDS TO BE HELD ON FEBRUARY 25, 2011 AT 10:00 A.M. EASTERN TIME, OR ANY ADJOURNMENT THEREOF, AT THE OFFICES OF PRUDENTIAL INVESTMENTS LLC, GATEWAY CENTER THREE, 4TH FLOOR, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102.

I (we) the undersigned hereby instruct the Insurance Company to vote the Insurance Company shares to which I (we) the undersigned am (are) entitled to give instructions as indicated on the reverse side. Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposal. If you do not respond, the Insurance Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners.

Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Dated:
Signature(s)	(Sign in the Box)

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is “Trustee,” “Custodian,” or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a “Partner.”

Please fill in box(es) as shown using black or blue ink or number 2 pencil.	☒
PLEASE DO NOT USE FINE POINT PENS.

I.	To elect ten Trustees / Directors.
					FOR	WITHHOLD	FOR ALL
	Nominees:				ALL	ALL	EXCEPT

	01)	Susan Davenport Austin	07)	Thomas T. Mooney
	02)	Timothy S. Cronin	08)	Thomas M. O’Brien	☐	☐	☐
	03)	Saul K. Fenster	09)	Stephen Pelletier
	04)	Delayne Dedrick Gold	10)	F. Don Schwartz
	05)	Robert F. Gunia
	06)	W. Scott McDonald, Jr.

	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line above.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PRU-ASTVIC-VOD